NUVEEN
Exchange-Trade
Funds

May 31, 1999
Annual Report

Dependable, tax-free income to help you keep more of what you earn.

Highlights
As of May 31, 1999

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

NPW
Washington

Photo of: People reading

Highlights
As of May 31, 1999

Credit Quality                              Performance Highlights
--------------------------------------------------------------------------------

Nuveen Connecticut Premium Income Municipal Fund (NTC)
          o Outperformed the one-year total return of its Lipper Peer Group and the Lehman Brothers Municipal Bond Index *

          o Has provided steady or increasing dividends for 52 consecutive months

Pie Chart:
AAA/U.S. Guaranteed        77%
AA                         15%
A                           2%
BBB/NR                      6%


Nuveen Massachusetts Premium Income Municipal Fund (NMT)
          o    Outperformed the one-year total return of its Lipper Peer Group *

          o Has provided steady or increasing dividends for 67 consecutive months

Pie Chart:
AAA/U.S. Guaranteed        62%
AA                         16%
A                          16%
BBB/NR                      6%


Nuveen Missouri Premium Income Municipal Fund (NOM)

          o Has provided steady or increasing dividends for 49 consecutive months

          o    Taxable-equivalent yield of 8.40% **

Pie Chart:
AAA/U.S. Guaranteed        74%
AA                         19%
A                           3%
BBB/NR                      4%



Nuveen Washington Premium Income Municipal Fund (NPW)

          o Has provided steady or increasing dividends for 52 consecutive months

          o    Taxable-equivalent yield of 8.41% **

Pie Chart:
AAA/U.S. Guaranteed        67%
AA                         27%
A                           3%
BBB/NR                      3%


* The Lipper Peer Group return represents the average annualized returns of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

  The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

**For investors in the combined 31% federal and applicable state income tax bracket. See your fund's Performance Overview in this report for more information.

   Contents
 1 Dear Shareholder
 4 NTC's Portfolio Manager's Comments
   and Performance Overview
 7 NMT's Portfolio Manager's Comments
   and Performance Overview
10 NOM's Portfolio Manager's Comments
   and Performance Overview
13 NPW's Portfolio Manager's Comments
   and Performance Overview
16 Shareholders Meeting Report
18 Report of Independent Auditors
19 Portfolio of Investments
31 Statement of Net Assets
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Notes to Financial Statements
38 Financial Highlights
40 Build Your Wealth Automatically
41 Fund Information

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

It's a pleasure to report to you on the performance of your Nuveen Exchange-Traded Fund. This type of fund - with its exceptional history of stable tax-free income and its competitive market yield - offers investors an ideal way to achieve balance in their overall investment portfolio while fulfilling its primary objective of providing stable tax-free income.

Over the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income market environment in which your Nuveen fund operates. I appreciate the opportunity to discuss these changes with you.

In addition, I would like to inform shareholders of the Nuveen Washington Premium Income Municipal Fund (NPW) about the purpose of the vote scheduled for July 28, 1999. You should have already received a proxy detailing the proposed merger of NPW into the Nuveen Premium Income Municipal Fund 4, Inc. (NPT). Due to the fact that this vote will have occurred after the printing of this report, I cannot comment on its outcome, but I would like to address why the vote took place.

If approved, we expect the proposed merger to have four benefits for share-holders: 1) a reduction in management fees per share, 2) lower administrative expenses, 3) an increased efficiency and flexibility in portfolio manage-ment, and 4) a more liquid trading market for common shares of the combined Fund. Given the relative sizes of the Funds, NPW would significantly benefit from the reorganization. The larger combined Fund would have a significantly larger asset base than NPW currently has. Based on data presented by management of the Funds, the Board believes that administrative expenses of a larger combined Fund comprised of the assets of both Funds would be less than the aggregate expenses of NPW, resulting in a lower expense ratio for the combined Fund and corresponding higher earnings for its common shareholders.

If approved, the reorganization is expected to take effect on August 12, 1999.


A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades. However, concerns about the continued persistent pace of the economy's expansion have tested the new paradigm that says improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching - and reacting to - every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

While most current indicators continue pointing to a relatively strong economy, we have entered a different environment from what we saw 12 months ago. It is a more uncertain environment, where confidence in a continued positive economic outlook is less assured. This shift has occurred primarily in response to two factors: First, the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming too robust. Second, evidence of accelerating prices, most obvious in the sudden spike in April's Consumer Price Index, contributed to the reemergence of the spectre of inflation, accompanied by the likelihood of higher interest rates. In fact, the Fed raised interest rates by 0.25% on June 30, 1999 to combat the threat of inflation. This adjustment to the federal funds rate, which is the rate that banks charge each other on overnight loans, is a stark contrast to the three reductions to interest rates made last fall. The fed funds rate now stands at 5%, as of this report.


MUNICIPAL BOND PERFORMANCE
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% between 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

A BALANCING ACT
Volatility and uncertain markets highlight the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds, and cash, your assets will be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your Nuveen Exchange-Traded Fund, with its holdings of quality tax-free municipal bonds, makes an excellent counterpart to your equity holdings and provides diversity in your quest to achieving a balanced portfolio.

Volatility and uncertain
markets highlight the importance
of maintaining
balance in
your investment
portfolio."

Like most investors in the marketplace today, your goal is to capture the highest returns possible while minimizing risk. According to Nuveen research, balanced portfolios that combine equities with municipal bonds are the most successful in achieving that goal, providing both superior after-tax total returns and lower levels of risk. Over the past 20 years, portfolios containing both equities and municipal bonds produced better results with lower volatility than similar blends of equities with either Treasury or corporate bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cuts risk substan-tially, with only a small reduction in return. Purchasing shares of a Nuveen Exchange-Traded Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the economic environment, you may want to discuss your current asset allocation with your financial adviser to determine if adjustments are needed in your portfolio. As part of this process, your financial adviser can set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. Additionally, your financial adviser can also help you invest in Nuveen Defined Portfolios to give you the proper equity exposure needed to potentially enhance your opportunities for success. A Nuveen Defined Portfolio is a fixed portfolio of securities designed to accomplish a specific investment objective. Unlike a mutual fund which is actively managed, the stocks or bonds in a defined portfolio do not change over the life of the investment.

Nuveen's Defined Portfolios provide the benefits of an individual equity security enhanced by diversification and professional selection. These specialized equity portfolios concentrate on specific sectors of the market and invest in stocks we consider to have the best potential for capital appreciation within each sector. Whether the objective for your equity investment is growth, aggressive growth, or growth and income, you'll find a Nuveen Defined Portfolio designed to meet your needs. Our defined portfolios provide an excellent complement to your Nuveen Exchange-Traded Fund in structuring a balanced portfolio designed to build and sustain long-term financial security. For more information on any of the Nuveen funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1999

Volatility and uncertain
markets highlight the importance
of maintaining
balance in
your investment
portfolio."

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Portfolio Manager's Comments

Portfolio manager Rick Huber reviews the Connecticut municipal market, recent fund performance, and the outlook for the Nuveen Connecticut Premium Income Municipal Fund. Rick, who joined Nuveen in 1997 as part of the Nuveen-Flagship merger, has worked in the industry since 1985. In addition to NTC, he also manages a range of national and state specific Nuveen funds. He assumed portfolio management responsibility for NTC in early 1999.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE CONNECTICUT MUNICIPAL MARKET DURING THE PAST 12 MONTHS?

Although it continues to lag the nation in job growth, Connecticut's economy has performed relatively well in recent months, helping to narrow the gap with the national economy. The state has now reclaimed more than 80% of the jobs it lost in the recession of the early 1990s. Once heavily reliant on the insurance, defense manufacturing, finance, and real estate industries, Connecticut has become more diversified, as it benefits from employment growth in the business and personal services sector, healthcare, legal services, private education, and gaming. In May 1999, unemployment figures for the state remained unchanged from a year earlier at 3.4%, compared with 4.2% on the national level.

Since 1995, the state has experienced slow, steady population growth, although population figures remain below those of the pre-recession 1980s. Connecticut continues to rank first among the states in per capita personal income, with an income growth rate that outpaced the national average for the third consecutive year.

A notable event in the municipal market over the past year was Standard & Poor's upgrade of Connecticut's general obligation debt rating to AA from AA-. S&P cited the state's strengthened financial position, conservative budget and financial practices, and steady economic growth. Moody's and Fitch have maintained their ratings of Aa3 and AA, respectively.

For the 12 months ended May 31, 1999, municipal issuance in the state was down from that of the previous year, continuing the tight supply situation in Connecticut bonds and reflecting the national trend toward lower levels of municipal issuance. Demand for municipal bonds in the state has been very high relative to the supply.


HOW DID THE NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC) PERFORM IN THIS ENVIRONMENT?

For the 12 months ended May 31, 1999, NTC produced a total return on net asset value (NAV) of 5.22%, providing a taxable-equivalent total return(1) of 8.13% for shareholders in the combined 34% federal and state income tax bracket. The Fund's total return outperformed both the annual total return of 4.67% for NTC's benchmark, the Lehman Brothers Municipal Bond Index(2), and the 4.33% average total return for the Fund's Lipper peer group(3). The Lipper result placed the Fund first among the peer group's 18 funds. This performance reflects the Fund's excellent structure in terms of duration, maturity, and call features.

Over the past year, active demand for NTC - bolstered by the Fund's competitive yield and outstanding dividend record - resulted in solid share price performance. NTC's one-year total return on share price, as of May 31, 1999, was 13.50%, providing a taxable-equivalent total return of 16.22% for investors in the combined federal and state income tax bracket of 34%. At the same time, however, the Fund's NAV was lower than it was a year ago due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NTC saw its premium (share price over NAV) widen by almost 9% over the past 12 months.


HOW WAS THE FUND'S DIVIDEND AFFECTED?

Good call protection helped support the dividend of NTC and shield the income of this fund from erosion. In addition, excellent dividend management strategies over this period, including the prudent use of leverage, enabled us to increase the dividend effective May 1999, enhancing the competitiveness of the Fund's market yield.

As a leveraged fund, NTC issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.

Not only did NTC have a dividend increase in May, but the Fund had also provided shareholders with stable or increasing dividends for 52 consecutive months. As of May 31, 1999, the market yield for the Fund was 4.87%, equivalent to a taxable yield(4) of 7.38% for investors in the combined 34% federal and state income tax bracket.


WHAT KEY STRATEGIES WERE USED TO MANAGE NTC DURING THE PAST 12 MONTHS?

NTC is a fund that has been well structured for the long term. The focus of our management strategies over the past year was on maintaining the income level of the Fund. To that end, we carried out relatively little trading, as the majority of the bonds in this portfolio were purchased during prior periods of higher interest rates. As a result, these bonds carry high embedded yields. If we had attempted to trade these bonds, we would have faced replacing them with the lower-yielding issues currently available in the marketplace. This, in turn, could have negatively affected the monthly dividend.

Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NTC had 92% of its portfolio invested in bonds rated AAA and AA, with a 6% allocation of BBB and non-rated bonds, which generally provide higher yields. A number of pre-refundings of BBB/non-rated bonds in 1998 served to decrease the Fund's investment in that sector by half, while further increasing its AAA allocation. In the area of bond calls, the Fund currently provides good levels of call protection, with only 14% of its portfolio subject to calls prior to 2003. This should offer some protection for the Fund's dividend over this period. To minimize the impact of any future calls, we are already at work on strategies for managing through this period.


WHAT IS NUVEEN'S OUTLOOK FOR NTC?

Looking ahead for NTC, our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we will continue searching for investments that capture incremental yield. We plan to keep the Fund's duration neutral to provide protection against interest rate volatility. As opportunities arise and credit risk allows, we will also consider investing in additional lower-rated investment-grade securities, again with the goal of adding yield. Connecticut is known for its education bonds, especially for universities and private colleges, and we will continue monitoring the market for unique issues that can enhance the Fund's holdings. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Connecticut municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

2 NTC is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

3 The Lipper Peer Group return represents the average annualized total return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

4 Taxable-equivalent yield repre-sents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 34%.

Nuveen Connecticut Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NTC

Portfolio Statistics
--------------------------------------------------
Inception Date                                5/93
Share Price                                $16 3/4
Net Asset Value                             $14.44
Market Yield                                 4.87%
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.06%
Taxable-Equivalent Yield
  (Federal and State Tax Rate)(1)            7.38%
Fund Net Assets ($000)                    $113,465
Effective Maturity (Years)                   17.89
Leverage-Adjusted Duration                   10.01
--------------------------------------------------
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
Taxable-Equivalent Total Return(2)
1-Year                        13.50%         5.22%
5-Year                        10.87%         8.99%
Since Inception                7.34%         6.09%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        16.22%         8.13%
5-Year                        13.81%        12.02%
Since Inception               10.13%         8.98%
--------------------------------------------------
Top Five Sectors (as of % of total investments)
Healthcare                                     24%
Education and Civic Organizations              15%
U.S. Guaranteed                                12%
Tax Obligation/General                          9%
Utilities                                       8%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

6/98                       0.0665
7/98                       0.0665
8/98                       0.0665
9/98                       0.0665
10/98                      0.0665
11/98                      0.0665
12/98                      0.0665
1/99                       0.0665
2/99                       0.0665
3/99                       0.0665
4/99                       0.0665
5/99                       0.068

Share Price Performance
6/5/98                     15.875
                           16.125
                           16.125
                           15.688
                           15.938
                           16.313
                           15.625
                           15.875
                           15.875
                           15.813
                           15.875
                           16
                           15.875
                           15.938
                           15.813
                           15.938
                           16.063
                           16.875
                           16.875
                           16.75
                           16.5
                           16.63
                           16.69
                           16.38
                           16.31
                           16.44
                           16.5
                           16.5
                           16.44
                           16.06
                           15.56
                           15.56
                           15.69
                           16.06
                           16.19
                           16.25
                           16.13
                           16.38
                           16.5
                           16.44
                           16.63
                           16.5
                           16.56
                           16.81
                           16.75
                           16.81
                           16.69
                           16.75
5/31/99                    16.75

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Massachusetts Premium Income Municipal Fund (NMT)

Portfolio Manager's Comments

Portfolio manager Tom Futrell describes the Massachusetts municipal market, fund performance, and management strategies for the Nuveen Massachusetts Premium Income Municipal Fund. A 16-year veteran of Nuveen, Tom assumed portfolio management responsibility for NMT in July 1998.

WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MASSACHUSETTS MUNICIPAL MARKET DURING THE PAST 12 MONTHS?

The economy of Massachusetts has fully recovered from the recession of the early 1990s and continues to grow at a healthy pace. Unemployment figures show a tightening labor market in the common-wealth, with a rate of 3.2% in May 1999. This is down from the 3.5% posted in May 1998 and well below the current national average of 4.2%. Continued job losses in the manufacturing sector are being offset by gains in the services and construction sectors. The growth in construction jobs is being largely driven by major public works projects in Boston, such as the Central Artery project and the $3.7 billion Boston Harbor clean-up, which is nearing completion. The harbor project, which was started in 1988 to bring the city into EPA compliance, involved building a waste water treatment facility on Deer Island to serve 43 communities in the Boston metropolitan area. This facility, the second largest in the U.S., is now the world's most technologically advanced water treatment plant. In terms of personal wealth, Massachusetts ranks third in the nation, with per capita income levels well above the national average. The growth rate for per capita income also continues to outpace national figures.

For the 12 months ended May 1999, issuance of Massachusetts bonds totaled $9.7 billion, down 8% from the previous 12-month period. Over the past six months (December 1998-May 1999), the decline in the commonwealth's issuance, in keeping with national trends, was even more evident, falling 14% from June-November 1998 levels. Demand for Massachusetts bonds has remained relatively strong, enhanced by the attractive yields currently available in the commonwealth's municipal market.

HOW DID THE NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT) PERFORM IN THIS ENVIRONMENT?

For the 12 months ended May 31, 1999, NMT produced a total return on net asset value (NAV) of 4.47%, providing a taxable-equivalent total return(1) of 7.61% for shareholders 35% federal and state income tax bracket. The Fund's total return outperformed the 4.33% average total return for the Fund's Lipper peer group(2), while falling short of the annual total return of 4.67% for NMT's benchmark, the Lehman Brothers Municipal Bond Index(3).

Over the past year, NMT saw its share price and NAV fall from a year ago due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NMT's premium (share price over NAV) narrowed by approximately 1.5% over the past 12 months. As of May 31, 1999, NMT was trading at a premium of 9.12%, and the Fund's total return on share price was 2.48%, providing a taxable-equivalent total return of 5.31% for investors in the combined federal and state income tax bracket of 35%.


HOW WAS THE FUND'S DIVIDEND AFFECTED?

Good call protection and the prudent use of leverage helped support the dividend of NMT and shield the income of this fund from erosion. As a leveraged fund, NMT issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.

As of the end of May 1999, NMT had provided shareholders with steady or increasing dividends for 67 consecutive months. On May 31, 1999, the market yield for the Fund was a competitive 5.27%, equivalent to a taxable yield(4) of 8.11% for investors in the combined 35% federal and state income tax bracket.


WHAT KEY STRATEGIES WERE USED TO MANAGE NMT DURING THE PAST 12 MONTHS?

The focus of our management strategies for the Fund over the past year was on purchasing bonds that captured substantial incremental yield and enhanced the structure of the portfolio. An example of these purchases involved industrial development bonds issued to finance pollution control facilities, such as the Massachusetts Industrial Finance Agency resource recovery bonds for the Ogden Haverhill project. These BBB rated bonds offered an incremental yield of 45 basis points over high-grade market levels. In addition, because these bonds mature in 20 years rather than 30, we were able to increase the yield with minimal interest rate risk.

Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NMT had 78% of its portfolio invested in bonds rated AAA and AA, with a 6% allocation of BBB and non-rated bonds, which generally provide a higher level of yield. In the area of bond calls, the Fund currently offers good levels of call protection, with only 11% of its portfolio subject to calls prior to 2002. This should provide some protection for the Fund's dividend over this period. To minimize the impact of future calls, we are already at work on strategies for managing through this period.


WHAT IS NUVEEN'S OUTLOOK FOR NMT?

In the coming months, our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we will continue searching for attractive bonds that have the best potential to benefit the shareholders of NMT. In July, a small segment of hospital bonds is scheduled to be called from the portfolio. We plan to actively manage through that call by reinvesting the proceeds in ways that further enhance the structure of the portfolio. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Massachusetts municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

2 The Lipper Peer Group return represents the average annualized total return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

3 NMT is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

4 Taxable-equivalent yield repre-sents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 35%.

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NMT

Portfolio Statistics
--------------------------------------------------
Inception Date                                3/93
Share Price                               $16 1/16
Net Asset Value                             $14.72
Market Yield                                 5.27%
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.64%
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.11%
Fund Net Assets ($000)                    $102,288
Effective Maturity (Years)                   17.19
Leverage-Adjusted Duration                    9.47
--------------------------------------------------
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         2.48%         4.47%
5-Year                        11.33%         8.88%
Since Inception                6.78%         6.55%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.31%         7.61%
5-Year                        14.55%        12.16%
Since Inception                9.80%         9.65%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                21%
Education and Civic Organizations              20%
Healthcare                                     18%
Housing/Multifamily                            13%
Tax Obligation/General                          8%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund also paid shareholders net ordinary income distributions in December of $0.0051 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
6/98                       0.0705
7/98                       0.0705
8/98                       0.0705
9/98                       0.0705
10/98                      0.0705
11/98                      0.0705
12/98                      0.0705
1/99                       0.0705
2/99                       0.0705
3/99                       0.0705
4/99                       0.0705
5/99                       0.0705

Line Chart:
Share Price Performance
6/5/98                     16.375
                           16.375
                           16.625
                           16.25
                           16.875
                           16.688
                           16.625
                           16.313
                           16.375
                           16.5
                           16.375
                           16.563
                           16.688
                           16.75
                           16.438
                           16.563
                           16.75
                           17.5
                           16.875
                           16.75
                           16.75
                           16.69
                           16.88
                           16.56
                           16.44
                           16.69
                           16.75
                           16.75
                           16.81
                           16.44
                           16.25
                           16
                           16
                           16.63
                           16.81
                           16.88
                           16.81
                           17
                           16.94
                           16.94
                           16.94
                           16.94
                           16.75
                           16.75
                           16.5
                           16.38
                           16.06
                           15.94
5/31/99                    16.06

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Missouri Premium Income Municipal Fund (NOM)

Portfolio Manager's Comments
Portfolio manager Mike Davern discusses the Missouri municipal market, recent fund performance, and key strategies for the Nuveen Missouri Premium Income Municipal Fund. Mike, who has been with Nuveen since 1991, assumed portfolio management responsibility for NOM in July 1998.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MISSOURI MUNICIPAL MARKET DURING THE PAST 12 MONTHS?

The Missouri economy continues to see strong growth in the wholesale and retail trade sector (Walmart stores, for example). This sector accounts for approximately 24% of employment in the state. This represents an increase of 11% over the past decade. Other major employers in the state include the services sector, with 30% of the workforce; the government, at 16%; and manufacturing, with 15%. While manufacturing jobs have declined somewhat from previous years, they remain an important factor in the state's economy, with Boeing and several automakers providing the majority of jobs in this sector. As of May 1999, unemployment in the state totaled 3.5%, down from 4.5% in May 1998, and below the national average of 4.2%. Since 1990, population growth in Missouri has been fairly stable.

Missouri's financial picture is very strong, and its conservative approach to fiscal management is reflected in the state's rating of AAA/Aaa/AAA by the three major rating agencies. For the 12 months ended May 31, 1999, issuance in the Missouri municipal market countered the national trend toward a decline in new issuance and remained relatively flat compared to the prior 12-month period. Overall, however, Missouri ranks among the smaller states in terms of municipal issuance, and supply remains tight. Given this scenario, demand for Missouri paper is very strong, especially from individual investors.


HOW DID THE NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM) PERFORM IN THIS ENVIRONMENT?

For the 12 months ended May 31, 1999, NOM produced a total return on net asset value (NAV) of 3.64%, providing a taxable-equivalent total return(1) of 6.52% for shareholders in the combined 35% federal and state income tax bracket. The Fund's total return trailed both the 4.33% average total return for the Fund's Lipper peer group(2), and the annual total return of 4.67% for NOM's benchmark, the Lehman Brothers Municipal Bond Index(3).

The major factor in the Fund's performance over the past 12 months was the tight supply of Missouri bonds, which limited trading opportunities for the Fund. As mentioned earlier, Missouri's new issuance is among the lowest in the nation, making it a challenge to actively buy and sell the bonds needed to implement new strategies designed to add value. This was especially true over the past year, when we found few attractive bonds that offered the structure we favor for our exchange-traded funds.

Over the past year, NOM's share price remained unchanged, while the Fund's NAV was lower than it was a year ago due to the prevailing economic environment of relatively higher interest rates. As a result of these factors, NOM saw its discount (share price under NAV) narrow by more than 1.6% over the past 12 months. As of May 31, 1999, NOM was trading at a discount of 0.09%, and the Fund's total return on share price was 5.24%, providing a taxable-equivalent total return of 8.18% for investors in the combined federal and state income tax bracket of 35%.


HOW WAS THE FUND'S DIVIDEND AFFECTED?

Good call protection helped support the dividend of NOM and shield the income of this fund from erosion. In addition, excellent dividend manage-ment strategies over this period, including the prudent use of leverage, enabled us to make two increases to the Fund's dividend over the past 12 months, effective in August 1998 and May 1999. As a leveraged fund, NOM issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.

As of the end of May 1999, NOM had provided shareholders with steady or increasing income for 49 consecutive months. The market yield for the Fund was a competitive 5.46%, equivalent to a taxable yield(4) of 8.40% for investors in the combined 35% federal and state income tax bracket.


WHAT KEY STRATEGIES WERE USED TO MANAGE NOM DURING THE PAST 12 MONTHS?

NOM is an income-oriented fund and, over the past year, the focus of our management strategies was on supporting and enhancing the dividend. As part of these strategies, we made the decision to hold bonds purchased during prior periods of higher interest rates. If we had sold these bonds in an effort to capture slightly higher total returns, we would have been faced with replacing the sold bonds with the lower-yielding issues currently available in the marketplace. This, in turn, would have negatively affected the monthly dividend.

Despite the tight supply in the Missouri municipal market, we were able to make a few purchases that have the potential to enhance the Fund's performance and benefit shareholders. One of these involved the purchase of $1 million of Missouri State Development Finance Board bonds, which are being used to finance a solid waste disposal project for Procter & Gamble. This illustrates Nuveen's ability to find good quality bonds offering above-market yields, even in a less-than-favorable supply environment.

Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NOM had 93% of its portfolio invested in bonds rated AAA and AA, with a 4% allocation of BBB and non-rated bonds, which generally provide higher levels of yield. In the area of bond calls, the Fund currently offers good levels of call protection, with less than 7% of its portfolio subject to calls prior to 2004. This should provide some protection for the Fund's dividend over this period. To minimize the impact of future calls, we are already at work on strategies for managing through this period.


WHAT IS NUVEEN'S OUTLOOK FOR NOM?

Looking ahead for NOM, our focus will remain on supporting the Fund's income stream as the major component of its total return. With the increase in market opportunities in recent months due to rising interest rates, we are continuing to search for opportunities to capture incremental yield. Given current market conditions, we plan to remain conservative in our approach to duration, maturity, and interest rate risk. These decisions demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Missouri municipal market, we are in the marketplace every day, monitoring market dynamics and looking for opportunities that will benefit our shareholders. Although municipal supply has declined over the past 12 months, we have confidence in our ability to find attractive values in the market, when they arise.

1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

2 The Lipper Peer Group return represents the average annualized total return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

3 NOM is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

4 Taxable-equivalent yield repre-sents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 35%.

Nuveen Missouri Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NOM

Portfolio Statistics
--------------------------------------------------
Inception Date                                5/93
Share Price                               $14 3/16
Net Asset Value                             $14.20
Market Yield                                 5.46%
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.91%
Taxable-Equivalent Yield
  (Federal and State Tax Rate)(1)            8.40%
Fund Net Assets ($000)                     $46,603
Effective Maturity (Years)                   17.34
Leverage-Adjusted Duration                   10.83
--------------------------------------------------
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.24%         3.64%
5-Year                         9.22%         8.46%
Since Inception                4.45%         5.51%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         8.18%         6.52%
5-Year                        12.34%        11.43%
Since Inception                7.39%         8.35%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         17%
Tax Obligation/Limited                         15%
Housing/Multifamily                            14%
U.S. Guaranteed                                11%
Water and Sewer                                11%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund also paid shareholders net ordinary income distributions in December of $0.0095 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
6/98                       0.062
7/98                       0.062
8/98                       0.063
9/98                       0.063
10/98                      0.063
11/98                      0.063
12/98                      0.063
1/99                       0.063
2/99                       0.063
3/99                       0.063
4/99                       0.063
5/99                       0.0645


Line Chart:
Share Price Performance
6/5/98                     14.75
                           14.25
                           14.375
                           14.25
                           14.5
                           14.25
                           14.75
                           14.75
                           14.688
                           16.625
                           14.75
                           14.75
                           14.625
                           14.688
                           15
                           15
                           15.063
                           15.125
                           15.25
                           15.375
                           15.13
                           15.06
                           15.5
                           15.19
                           15.38
                           15.38
                           15.13
                           15.31
                           15.56
                           15.31
                           15
                           14.88
                           14.5
                           15.06
                           14.94
                           15.13
                           15.06
                           15.25
                           15
                           15.13
                           15.13
                           15.375
                           15.5
                           15.38
                           15.13
                           14.81
                           14.88
                           14.38
5/31/99                    14.19

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Washington Premium Income Municipal Fund (NPW)
Portfolio Manager's Comments
Portfolio manager Mike Davern talks about the Washington municipal market, fund performance, and the outlook for the Nuveen Washington Premium Income Municipal Fund. An eight-year veteran of Nuveen, Mike assumed portfolio management responsibility for NPW in July 1998.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE WASHINGTON STATE MUNICIPAL MARKET DURING THE PAST 12 MONTHS?

Washington's economy continues to diversify away from heavy reliance on the manufacturing sector, with substantial growth in the services, high-tech, construction, and retail trade sectors. This has helped to compensate the state for the loss of manufacturing jobs, where Boeing provides the primary example. Thirty years ago, Boeing, the Seattle-based leader in aerospace technology, accounted for 10% of the jobs in Washington state; today, that number has fallen to 4%, still a significant amount of the workforce. Washington's export industry, which declined slightly in the aftermath of the Asian financial crisis of 1998, has recovered somewhat in recent months, as the crisis failed to have the far-reaching impact originally expected. As of May 1999, the state's unemployment level was 4.7%, slightly above the national average of 4.2%.

The state's economy remains strong, as evidenced by ratings of Aa1/AA+/AA+ from the three major rating agencies. For the 12 months ended May 1999, municipal issuance in the state declined 8% from the levels of the previous year, in line with the national trend toward lower issuance. Demand for Washington state municipal issues remains strong, as the tax situation in the state (i.e., the lack of a state income tax) means that these bonds are attractively priced for use in other specialty state municipal bond portfolios, especially those with high state income tax rates.


HOW DID THE NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND (NPW) PERFORM IN THIS ENVIRONMENT?

For the 12 months ended May 31, 1999, NPW produced a total return on net asset value (NAV) of 3.97%, providing a taxable-equivalent total return(1) of 6.34% for shareholders in the 31% federal income tax bracket. The Fund's total return trailed both the 4.33% average total return for the Fund's Lipper peer group(2) and the annual total return of 4.67% for NPW's benchmark, the Lehman Brothers Municipal Bond Index(3).

Over the past year, NPW's share price declined, and the fund's NAV was lower than it was a year ago. This is due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NPW saw its discount (share price under NAV) widen slightly over the past 12 months. As of May 31, 1999, NPW was trading at a discount of 9.69%, and the Fund's total return on share price was 4.10%, providing a taxable-equivalent total return of 6.72% for investors in the 31% federal income tax bracket.


HOW WAS THE FUND'S DIVIDEND AFFECTED?

Good call protection helped support the dividend of NPW and shield the income of this fund from erosion. In addition, excellent dividend manage-ment strategies over this period, including the prudent use of leverage, enabled us to increase the dividend in August 1998, enhancing the competitiveness of the Fund's market yield. As a leveraged fund, NPW issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.

As of the end of May 1999, NPW had provided shareholders with steady or increasing income for 52 consecutive months. The market yield for the Fund was a competitive 5.80%, equivalent to a taxable yield(4) of 8.41% for investors in the 31% federal income tax bracket.


WHAT KEY STRATEGIES WERE USED TO MANAGE NPW DURING THE PAST 12 MONTHS?

Over the past year, our management strategies focused on maintaining and enhancing the income level of the Fund. As part of these strategies, we made the decision to hold bonds purchased during prior periods of higher interest rates. If we had sold these bonds in an effort to capture slightly higher total returns, we would have faced replacing the sold bonds with lower-yielding issues currently available in the marketplace. This, in turn, would have negatively affected the monthly dividend.

Providing stable tax-free income is NPW's main goal. In a market where municipal supply is down, like our current period, finding municipal issues that can add value can be challenging. However, by working in tandem with Nuveen's research department, we were able to add a bond to NPW's portfolio that we feel has the potential to provide incremental yield to the Fund. This issue was very research-intensive in terms of structure and credit quality and serves as an example of the high-quality, lower-rated credits that we purchase as part of our focus on income. The Spokane Downtown Foundation planned to issue parking revenue bonds to finance the renovation and expansion of a parking garage in River Park Square. However, the plan sparked controversy, and eventually a legal challenge, over the city council's authority to pledge parking meter revenues for this project. The challenge was ultimately resolved in the issuer's favor but impacted the pricing of the issue. The significant time we spent researching this offering resulted in good value for our share-holders, as we were able to purchase these BBB- bonds in September 1998 for attractive prices while capturing incremental yield for the Fund.

Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NPW had 94% of its portfolio invested in bonds rated AAA and AA, with a 3% allocation of BBB and non-rated bonds, which generally provide higher levels of yield. In the area of bond calls, the Fund currently offers good levels of call protection, with only 4% of its portfolio subject to calls prior to 2002. This should provide some protection for the Fund's dividend over this period. To minimize the impact of any future calls, we are already at work on strategies for managing through this period.


WHAT IS NUVEEN'S OUTLOOK FOR NPW?

Pending approval of the shareholder vote scheduled for July 28, 1999, which Mr. Schwertfeger discussed in his letter to shareholders on page 1 of this report, our focus will remain on supporting NPW's income stream as the major component of its total return. If the vote to have NPW merge into the Nuveen Premium Income Municipal Fund 4, Inc. (NPT) is successful, the reorganization of those two funds is scheduled to take place August 12, 1999. The combined fund will continue to pursue the same investment objective as NPW currently does, which is to provide shareholders with dependable levels of tax-free income and attractive after-tax total returns. Whether or not the vote is successful, we will remain conservative in our approach to duration, maturity, and interest rate risk. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

2 The Lipper Peer Group return represents the average annualized total return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

3 NPW is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

4 Taxable-equivalent yield repre-sents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on the federal income tax rate of 31%.

Nuveen Washington Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NPW

Portfolio Statistics
--------------------------------------------------
Inception Date                                3/93
Share Price                               $13 7/16
Net Asset Value                             $14.88
Market Yield                                 5.80%
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      8.41%
Fund Net Assets ($000)                     $51,524
Effective Maturity (Years)                   17.27
Leverage-Adjusted Duration                    9.79
--------------------------------------------------
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         4.10%         3.97%
5-Year                         7.87%         8.49%
Since Inception                3.99%         6.37%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         6.72%         6.34%
5-Year                        10.71%        11.01%
Since Inception                6.64%         8.80%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
Utilities                                      14%
Healthcare                                     12%
Water and Sewer                                12%
U.S. Guaranteed                                10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
6/98                       0.063
7/98                       0.063
8/98                       0.065
9/98                       0.065
10/98                      0.065
11/98                      0.065
12/98                      0.065
1/99                       0.065
2/99                       0.065
3/99                       0.065
4/99                       0.065
5/99                       0.065


Line Chart:
Share Price Performance
6/5/98                     13.625
                           15.563
                           13.563
                           13.688
                           13.875
                           13.813
                           13.938
                           13.75
                           13.625
                           14.125
                           14.063
                           14
                           14.25
                           14.188
                           14.125
                           14.25
                           14.25
                           14.5
                           14.375
                           14.25
                           14.44
                           14.44
                           14.31
                           14.75
                           14.88
                           14.75
                           14.75
                           14.88
                           14.81
                           14.63
                           14.31
                           14.25
                           14.31
                           14.75
                           14.5
                           14.38
                           14.38
                           14.38
                           14.63
                           14.63
                           14.5
                           14.625
                           14.31
                           14.38
                           14.5
                           14.25
                           14.19
                           13.31
5/31/99                    13.44

Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report

The Shareholder Meeting was held November 18, 1998 in Chicago at Nuveen's headquarters.

                                                                                      NTC                               NMT
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares         Series-TH           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                4,710,576             1,532        4,375,512           1,336
   Withhold                                                              31,294                --           35,943              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================
Lawrence H. Brown
   For                                                                4,710,576             1,532        4,395,512           1,336
   Withhold                                                              31,294                --           15,943              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================
Anthony T. Dean*
   For                                                                4,710,576             1,532        4,375,512           1,336
   Withhold                                                              31,294                --           35,943              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                4,711,126             1,532        4,392,213           1,336
   Withhold                                                              30,744                --           19,242              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================
Peter R. Sawers
   For                                                                4,710,576             1,532        4,395,512           1,336
   Withhold                                                              31,294                --           15,943              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================
William J. Schneider
   For                                                                       --             1,532               --           1,336
   Withhold                                                                  --                --               --              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --             1,532               --           1,349
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                       --             1,532               --           1,336
   Withhold                                                                  --                --               --              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --             1,532               --           1,349
====================================================================================================================================
Judith M. Stockdale
   For                                                                4,710,926             1,532        4,396,145           1,336
   Withhold                                                              30,944                --           15,310              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                                                                4,710,190             1,532        4,401,758           1,332
   Against                                                                6,321                --              943              16
   Abstain                                                               25,359                --            8,754               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              4,741,870             1,532        4,411,455           1,349
====================================================================================================================================

*Mr. Dean retired from the Board, effective May 1, 1999.

Shareholder Meeting Report
                                                                                      NOM                               NPW
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                                        Preferred                        Preferred
                                                                         Common            Shares           Common          Shares
                                                                         Shares         Series-TH           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                1,772,247               561        2,153,405             680
   Withhold                                                             162,743                --            6,734              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================
Lawrence H. Brown
   For                                                                1,772,447               561        2,153,405             680
   Withhold                                                             162,543                --            6,734              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================
Anthony T. Dean*
   For                                                                1,772,447               561        2,152,805             680
   Withhold                                                             162,543                --            7,334              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                1,772,147               561        2,152,805             680
   Withhold                                                             162,843                --            7,334              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================
Peter R. Sawers
   For                                                                1,772,147               561        2,153,405             680
   Withhold                                                             162,843                --            6,734              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================
William J. Schneider
   For                                                                      --               561                --             680
   Withhold                                                                 --                --                --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --               561               --             680
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                      --               561                --             680
   Withhold                                                                 --                --                --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --               561               --             680
====================================================================================================================================
Judith M. Stockdale
   For                                                                1,772,447               561        2,153,405             680
   Withhold                                                             162,543                --            6,734              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                                                                1,769,746               561        2,145,980             680
   Against                                                              158,681                --               --              --
   Abstain                                                                6,563                --           14,159              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              1,934,990               561        2,160,139             680
====================================================================================================================================

*Mr. Dean retired from the Board, effective May 1, 1999.

Report of Independent Auditors

To the Board of Trustees and Shareholders
Nuveen Connecticut Premium Income Municipal Fund
Nuveen Massachusetts Premium Income Municipal Fund
Nuveen Missouri Premium Income Municipal Fund
Nuveen Washington Premium Income Municipal Fund


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, as of May 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, as of May 31, 1999, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
Chicago, Illinois
July 16, 1999

                          Portfolio of Investments
                          Nuveen Connecticut Premium Income Municipal Fund (NTC)
                          May 31, 1999
    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 15.0%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
$   1,520,000    5.800%, 11/15/14 (Alternative Minimum Tax)                             11/06 at 102         AAA       $1,611,474
      965,000    5.875%, 11/15/17 (Alternative Minimum Tax)                             11/06 at 102         AAA          990,322

    1,540,000   State of Connecticut, Health and Educational Facilities Authority,       7/03 at 102        BBB-        1,580,502
                 Revenue Bonds, Quinnipiac College Issue Series D,
                 6.000%, 7/01/23

    2,000,000   State of Connecticut, Health and Educational Facilities Authority,       7/06 at 102         AAA        2,113,620
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

    2,040,000   State of Connecticut, Health and Educational Facilities Authority,       7/06 at 102         AAA        2,087,491
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16

    2,250,000   State of Connecticut, Health and Educational Facilities                  7/08 at 102         AAA        2,193,008
                 Authority, Revenue Bonds, Fairfield University Issue, Series H,
                 5.000%, 7/01/23

    2,920,000   State of Connecticut, Health and Educational Facilities                  7/07 at 102         AAA        3,021,587
                 Authority, Revenue Bonds, Connecticut College Issue, Series C-1,
                 5.500%, 7/01/20

    3,810,000   The University of Connecticut, Student Fee Revenue Bonds,               11/08 at 101         AAA        3,538,042
                 1998 Series A, 4.750%, 11/15/27


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 23.5%

    1,000,000   State of Connecticut Health and Educational Facilities Authority,        7/04 at 102         AAA        1,087,160
                 Revenue Bonds, Newington Children's Hospital, Series A,
                 6.050%, 7/01/10

    1,500,000   State of Connecticut Health and Educational Facilities Authority,        7/03 at 102         AAA        1,445,220
                 Revenue Bonds, Lawrence and Memorial Hospital Issue,
                 Series D, 5.000%, 7/01/22

    2,000,000   State of Connecticut Health and Educational Facilities Authority,       No Opt. Call         AAA        2,104,200
                 Revenue Bonds, Hospital of Saint Raphael Issue, Series H,
                 5.200%, 7/01/08

    2,725,000   State of Connecticut Health and Educational Facilities Authority,        7/02 at 102         AAA        2,931,337
                 Revenue Bonds, Saint Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22

    5,000,000   State of Connecticut Health and Educational Facilities Authority         7/09 at 101         Aaa        4,823,150
                 Revenue Bonds, Stamford Hospital Issue, Series G,
                 5.000%, 7/01/24

    2,200,000   State of Connecticut Health and Educational Facilities Authority,        7/06 at 102         AAA        2,212,452
                 Revenue Bonds, Day Kimball Hospital Issue Series A,
                 5.375%, 7/01/26

    4,160,000   State of Connecticut, Health and Educational Facilities Authority,       7/06 at 102         AAA        4,306,390
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series H,
                 5.625%, 7/01/16

    1,000,000   State of Connecticut Health and Educational Facilities Authority,        7/07 at 102         AAA        1,046,310
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                 5.750%, 7/01/27

    3,000,000   State of Connecticut Health and Educational Facilities Authority,        7/07 at 101         Aaa        2,925,720
                 Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27

    2,000,000   Connecticut Development Authority, Solid Waste Disposal                  7/05 at 102         AAA        2,295,960
                 Facilities Revenue Bonds, Pfizer Inc. Project, 1994 Series,
                 7.000%, 7/01/25 (Alternative Minimum Tax)

    1,500,000   Puerto Rico Industrial, Tourist, Educational, Medical and            8/05 at 101 1/2         AAA        1,629,765
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Refunding Bonds 1995, Series A, FHA Insured Mortgage
                 (Pila Hospital Project), 6.125%, 8/01/25


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.8%

    3,000,000   Housing Authority of the City of Waterbury, Connecticut, Mortgage        1/02 at 100         AAA        3,014,910
                 Refunding Revenue Bonds, Series 1998C (FHA Insured Mortgage
                 Loan Waterbury NSA-II Section 8 Assisted Project),
                 5.450%, 7/01/23

    1,310,000   Waterbury Nonprofit Housing Corporation, Connecticut, Taxable            7/02 at 101         AAA        1,388,390
                 Mortgage Revenue Refunding Bonds, FHA Insured Mortgage Loan -
                 Fairmont Height Section 8 Assisted Project, Series 1993A,
                 6.500%, 7/01/07

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily (continued)

$   1,930,000   Housing Authority of the City of Willimantic, Multifamily Housing       10/05 at 105         AAA       $2,205,160
                 Revenue Bonds, Series 1995A, GNMA Collateralized Mortgage
                 Loan (Village Heights Apartments Project), 8.000%, 10/20/30


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.2%

    3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/03 at 102          AA        3,359,087
                 Program, Series B, 6.200%, 5/15/12

    2,345,000   Connecticut Housing Finance Authority, Housing Mortgage Finance         11/06 at 102          AA        2,488,209
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 5.2%

    1,300,000   State of Connecticut Health and Educational Facilities Authority,        8/08 at 102         AAA        1,254,643
                 Revenue Bonds, Hebrew Home and Hospital Issue, Series B
                 (FHA Insured Mortgage), 5.200%, 8/01/38

    2,000,000   State of Connecticut Health and Educational Facilities Authority,       11/03 at 102         AAA        2,156,660
                 Revenue Bonds, Nursing Home Program Issue, Series 1993,
                 Mansfield Center for Nursing and Rehabilitation Project,
                 5.875%, 11/01/12

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                Project, Series 1994A:
    1,300,000    6.875%, 8/15/04                                                        No Opt. Call         N/R        1,369,589
    1,000,000    7.000%, 8/15/09                                                         8/04 at 102         N/R        1,068,890


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.3%

    1,750,000   State of Connecticut, General Obligation Bonds, 1993 Series D,       8/03 at 101 1/2          AA        1,785,613
                 5.100%, 8/01/11

    2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,          No Opt. Call          AA        2,238,540
                 6.000%, 3/15/12

    1,650,000   State of Connecticut, General Fund Obligation Bonds,                    10/04 at 102         AA-        1,828,530
                 1994 Series A, Issued by Connecticut Development Authority,
                 6.375%, 10/15/14

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds                    7/08 at 101         AAA        3,360,840
                 of 1998 (General Obligation Bonds), 4.875%, 7/01/23

    1,250,000   City of Waterbury Connecticut, General Obligation Tax Revenue            4/03 at 102         AAA        1,299,025
                 Intercept Refunding Bonds, 1993 Issue, 5.375%, 4/15/08


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.7%

    1,900,000   Capitol Region Education Council, Connecticut, Bonds,                   10/05 at 102         BBB        2,072,197
                 6.700%, 10/15/10

    1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation      No Opt. Call         AA-        2,087,010
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.5%

    3,000,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley          10/04 at 100         AAA        3,461,700
                 International Airport, Series 1992, 7.650%, 10/01/12

    1,500,000   City of New Haven, Connecticut, Air Rights Parking Facility             12/01 at 102         AAA        1,616,895
                 Revenue Bonds, Series 1991, 6.500%, 12/01/15


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.4%

                State of Connecticut Health and Educational Facilities
                Authority, Revenue Bonds, Sacred Heart University Issue, Series
                B:
    2,600,000    5.700%, 7/01/16 (Pre-refunded to 7/01/03)                               7/03 at 102     BBB-***        2,802,748
    1,000,000    5.800%, 7/01/23 (Pre-refunded to 7/01/03)                               7/03 at 102     BBB-***        1,081,720

    2,020,000   State of Connecticut Health and Educational Facilities Authority,        7/02 at 102         AAA        2,184,670
                 Revenue Bonds, Trinity College Issue, Series C, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)

    2,910,000   State of Connecticut, Health and Educational Facilities Authority,       7/03 at 102     BBB-***        3,169,543
                 Revenue Bonds, Quinnipiac College Issue Series D,
                 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

    2,000,000   State of Connecticut Health and Educational Facilities Authority,       11/04 at 102      AA-***        2,318,840
                 Revenue Bonds, Nursing Home Program Issue, Series 1994,
                 AHF/Hartford, Inc. Project, 7.125%, 11/01/24
                 (Pre-refunded to 11/01/04)

    1,250,000   State of Connecticut, Health and Educational Facilities Authority,       7/04 at 101         AAA        1,428,575
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A,
                 7.000%, 7/01/25 (Pre-refunded to 7/01/04)

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.7%

$   3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply          1/04 at 102         AAA       $3,178,663
                 System Revenue Bonds, 1993  Series A, 5.000%, 1/01/18

    2,200,000   Connecticut Resources Recovery Authority, Bridgeport Resco               7/99 at 102           A        2,280,740
                 Company, L.P. Project Bonds, Series A, 7.625%, 1/01/09

    3,100,000   Connecticut Resources Recovery Authority, Resource Recovery             11/99 at 103          AA        3,226,604
                 Revenue Bonds, American Ref-Fuel Company of Southeastern
                 Connecticut Project 1989 Series A, 7.700%, 11/15/11


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.6%

    2,795,000   Connecticut Development Authority, Water Facilities Revenue              6/03 at 102         AAA        2,851,319
                 Bonds, Bridgeport Hydraulic Company Project, Series 1993A,
                 5.600%, 6/01/28 (Alternative Minimum Tax)

    1,400,000   Connecticut Development Authority, Water Facilities Refunding            6/03 at 102         AAA        1,429,750
                 Revenue Bonds, Bridgeport Hydraulic Company Project,
                 1993B Series, 5.500%, 6/01/28

    1,000,000   State of Connecticut, Clean Water Fund, Subordinate Revenue              1/05 at 101         AAA        1,037,690
                 Refunding Bonds, 1996 Series, 5.250%, 7/01/10

    2,000,000   South Central Connecticut Regional Water Authority, Water                8/03 at 102         AAA        2,137,159
                 System Revenue Bonds, Eleventh Series, 5.750%, 8/01/12
---------------------------------------------------------------------------------------------------------------------------------

$ 106,365,000   Total Investments - (cost $105,702,958) - 97.9%                                                       111,127,619
=============
                Other Assets Less Liabilities - 2.1%                                                                    2,337,160
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $113,464,779
                =================================================================================================================

          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Portfolio of Investments
                        Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                        May 31, 1999
    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 19.5%

$     795,000   Massachusetts Educational Financing Authority, Education Loan            7/04 at 102         AAA       $  831,029
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax)

    1,970,000   Massachusetts Health and Educational Facilities Authority,               6/03 at 102         AAA        1,970,493
                 Revenue Bonds, Boston College Issue, Series K,
                 5.250%, 6/01/23

    1,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   3/06 at 102         AAA        1,543,425
                 (College of the Holy Cross - 1996 Issue), 5.500%, 3/01/20

    2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   7/03 at 102         Aa1        2,536,529
                 (Whitehead Institute for Biomedical Research - 1993 Issue),
                 5.125%, 7/01/26

    3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds,                  9/08 at 102         AA+        3,558,870
                 Phillips Academy Issue, Series 1993, 5.375%, 9/01/23

    3,300,000   Massachusetts Industrial Finance Agency, Education                       9/08 at 101           A        3,187,338
                 Revenue Bonds (Belmont Hill School Issue - Series 1998),
                 5.250%, 9/01/28

    1,765,000   The New England Education Loan Marketing Corporation,                   No Opt. Call          A3        1,881,190
                 Student Loan Revenue Bonds, 1992 Subordinated Issue C,
                 6.750%, 9/01/02 (Alternative Minimum Tax)

    4,000,000   The New England Loan Marketing Corporation, Student Loan                No Opt. Call          A3        4,483,520
                 Revenue Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.3%

    4,000,000   Massachusetts Health and Educational Facilities Authority,               7/04 at 102         AAA        4,002,120
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series G-1, 5.375%, 7/01/24

    2,000,000   Massachusetts Health and Educational Facilities Authority,               7/04 at 102         AA+        2,135,820
                 Revenue Bonds (Daughters of Charity National Health
                 System - The Carney Hospital), Series D, 6.100%, 7/01/14

    1,000,000   Massachusetts Health and Educational Facilities Authority,               7/00 at 100         AAA        1,040,720
                 Revenue Bonds, Massachusetts General Hospital Issue,
                 Series G, 5.375%, 7/01/11

    3,000,000   Massachusetts Health and Educational Facilities Authority,               7/03 at 102         AAA        3,079,050
                 Revenue Bonds, Lahey Clinic Medical Center Issue, Series B,
                 5.625%, 7/01/15

      400,000   Massachusetts Health and Educational, Facilities Authority,          7/99 at 102 1/2         N/R          407,776
                 Revenue Refunding Bonds (Cardinal Cushing General Hospital),
                 Series 1989-A, 8.500%, 7/01/00

                Massachusetts Health and Educational, Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue
                (FHA Insured Project), Series B:
    2,340,000    6.125%, 2/15/15                                                         2/04 at 102          Aa        2,431,705
    1,000,000    6.000%, 2/15/25                                                         2/04 at 102          Aa        1,026,580

    2,805,000   Massachusetts Health and Educational Facilities Authority,               7/08 at 102         AAA        2,655,185
                 Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

    1,000,000   Massachusetts Health and Educational Facilities Authority,               7/08 at 101         AAA          916,600
                 Revenue Bonds, Harvard Pilgrim Health Care Issue, Series A,
                 4.750%, 7/01/22


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.3%

    3,800,000   Massachusetts Housing Finance Agency, Housing Project Revenue            4/03 at 102          A+        4,045,670
                 Bonds, 6.300%, 10/01/13

    3,000,000   Massachusetts Housing Finance Agency, Housing Development                6/08 at 101         AAA        3,073,920
                 Bonds, 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

    3,315,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage            7/07 at 101         AAA        3,387,797
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

    1,925,000   Massachusetts Housing Finance Agency, Rental Housing                     1/05 at 102         AAA        2,106,143
                 Mortgage Revenue Bonds, 1995 Series A (FHA Insured
                 Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 4.0%

$   1,270,000   City of Boston, Massachusetts, Revenue Bonds (Deutsches                 10/08 at 105         AAA       $1,348,575
                 Altenheim, Incorporated Project - FHA Insured Mortgage),
                 Series 1998A, 6.125%, 10/01/31

    1,000,000   Massachusetts Health and Educational Facilities Authority                2/07 at 102         Aa2        1,065,440
                 Revenue Refunding Bonds, Youville Hospital Issue
                 (FHA Insured Project), Series A, 6.250%, 2/15/41

    1,125,000   Massachusetts Industrial Financial Agency, Revenue Bonds,                2/06 at 102         AAA        1,176,716
                 Heights Crossing Limited Partnership Issue (FHA Insured Project),
                 Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)

      500,000   Massachusetts Industrial Finance Agency, Revenue Bonds,                  8/07 at 105         AAA          538,890
                 Briscoe House Assisted Living Issue (FHA Insured Project),
                 6.050%, 2/01/17 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.7%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
    1,020,000    5.750%, 9/15/10                                                         9/04 at 102          AA        1,102,069
    1,020,000    5.750%, 9/15/11                                                         9/04 at 102          AA        1,104,599
      965,000    5.750%, 9/15/12                                                         9/04 at 102          AA        1,027,744

    4,375,000   City of Lowell, Massachusetts, General Obligation State                 11/03 at 102         AAA        4,631,856
                 Qualified Bonds, 5.600%, 11/01/12


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.6%

    4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds           9/06 at 102         AAA        4,193,240
                 (US Air Project), Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)

    2,500,000   Massachusetts Industrial Finance Agency, Parking Facility                4/03 at 102         AAA        2,519,725
                 Revenue Bonds (Avon Associates LLC Project), Series 1998A,
                 5.375%, 4/01/20


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 20.3%

    2,500,000   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA        2,501,250
                 Revenue Bonds, Malden Hospital Issue (FHA Insured Project),
                 Series A, 5.000%, 8/01/16

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
    3,310,000    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                               4/02 at 102         AAA        3,612,799
    1,000,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                               4/02 at 102         AAA        1,098,140

    1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,               No Opt. Call         AAA        1,644,540
                 13.000%, 7/01/13

    2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding              11/02 at 102      AA-***        2,743,275
                 Bonds, College of the Holy Cross - 1992 Issue II,
                 6.375%, 11/01/15 (Pre-refunded to 11/01/02)

    1,300,000   Massachusetts Industrial Finance Agency, Revenue Bonds,                  7/02 at 102         AAA        1,446,627
                 Merrimack College Issue, Series 1992, 7.125%, 7/01/12
                 (Pre-refunded to 7/01/02)

    1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   7/03 at 102       A3***        1,278,999
                 (Brooks School Issue), Series 1993, 5.950%, 7/01/23
                 (Pre-refunded to 7/01/03)

    3,000,000   Massachusetts Water Resources Authority, General Revenue                12/01 at 100         Aaa        3,148,590
                 Bonds, 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)

    3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,               7/01 at 102         Aaa        3,259,620
                 Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.5%

    2,000,000   Massachusetts Municipal Wholesale Electric Company,                      7/02 at 100         AAA        2,100,600
                 Power Supply System Revenue Bonds, 1992 Series A,
                 6.000%, 7/01/18

    3,275,000   Massachusetts Industrial Finance Agency, Resource Recovery               7/01 at 103         N/R        3,607,740
                 Revenue Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    2,000,000   Massachusetts Industrial Finance Agency, Resource Recovery              12/08 at 102         BBB        1,974,800
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.8%

$   3,000,000   Massachusetts Water Resources Authority, General Revenue                 3/03 at 100          A+       $2,860,620
                 Refunding Bonds, 1993 Series B, 5.000%, 3/01/22
---------------------------------------------------------------------------------------------------------------------------------

$  95,895,000   Total Investments - (cost $94,709,231) - 98.0%                                                        100,287,934
=============
                Other Assets Less Liabilities - 2.0%                                                                    2,000,141
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $102,288,075
                =================================================================================================================

          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Missouri Premium Income Municipal Fund (NOM)
                            May 31, 1999
    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.1%

$   1,000,000   Missouri State Development Finance Board, Solid Waste Disposal          No Opt. Call          AA       $  981,350
                 Revenue Bonds (Procter and Gamble  Paper Products Company
                 Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.5%

      500,000   The Industrial Development Authority of the City of Kansas City,         4/07 at 100         AAA          519,645
                 Missouri (Ewing Marion Kauffman Foundation Project),
                 Fixed Rate Revenue Bonds, Series 1997B, 5.700%, 4/01/27

    2,165,000   Health and Educational Facilities Authority of the State of             11/08 at 101         AA+        2,043,587
                 Missouri, Educational Facilities Revenue Bonds (The Washington
                 University), Series 1998A, 5.000%, 11/15/37


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.6%

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,    6/02 at 102         AAA        1,080,040
                 Health Facilities Refunding Revenue Bonds (SSM Health Care),
                 Series 1992A, 6.250%, 6/01/07

    1,000,000   Health and Educational Facilities Authority, of the State of Missouri,  No Opt. Call          AA        1,181,780
                 Health Facilities Revenue Bonds (BJC Health System),
                 Series 1994A, 6.750%, 5/15/12

      325,000   Health and Educational Facilities Authority of the State of Missouri,    2/06 at 102        BBB+          344,689
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital Inc.), Series 1996, 6.500%, 2/15/21

      400,000   Health and Educational Facilities Authority of the State of Missouri,    5/08 at 101          AA          376,972
                 Health Facilities Revenue Bonds (BJC Health System),
                 Series 1998, 5.000%, 5/15/28

    1,000,000   Ray County, Missouri Hospital Revenue Bonds (Ray County              5/05 at 101 1/2         N/R          999,420
                 Memorial Hospital), Series 1997, 5.750%, 11/15/12

      500,000   The Industrial Development Authority of the City of West Plains,        11/07 at 101        BBB-          493,760
                 Missouri Hospital Facilities Revenue Bonds (Ozark Medical Center),
                 Series 1997, 5.600%, 11/15/17


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.2%

      650,000   The Industrial Development Authority of the City of Kansas City,         2/08 at 102         AAA          659,887
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (President Gardens Apartment Project), Series 1997A,
                 5.550%, 8/01/25

    1,550,000   Missouri Housing Development Commission, Multifamily Housing            12/06 at 102         AAA        1,632,212
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.100%, 12/01/21 (Alternative Minimum Tax)

    1,250,000   The Industrial Development Authority of St. Charles County,              4/08 at 102         AAA        1,276,388
                 Missouri Multifamily Housing Revenue Bonds (Ashwood
                 Apartments Project), Series 1998A, 5.600%, 4/01/30
                 (Alternative Minimum Tax)

    1,045,000   The Industrial Development Authority of the County of St. Louis,         4/07 at 102         AAA        1,110,783
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - South Summit Apartments Project),
                 Series 1997A, 5.950%, 4/20/17

      600,000   Multifamily Housing Revenue Refunding Bonds (GNMA                        4/07 at 102         AAA          632,454
                 Collateralized - South Summit Apartments Project),
                 Series 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)

    1,250,000   The Industrial Development Authority of The City of University          12/05 at 102         AAA        1,299,288
                 City, Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - Canterbury Gardens Project), Series 1995A,
                 5.900%, 12/20/20


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.0%

    1,610,000   Missouri Housing Development Commission, Single Family                   3/06 at 105         AAA        1,804,874
                 Mortgage Revenue Bonds (Homeownership  Loan Program),
                 1995 Series C, 7.250%, 9/01/26 (Alternative Minimum Tax)

    1,835,000   Missouri Housing Development Commission, Single Family                   2/01 at 102         AAA        1,917,832
                 Mortgage Revenue Bonds (GNMA  Mortgage-Back Securities
                 Program), 1991 Series A, 7.375%, 8/01/23 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 16.9%

$   2,020,000   Ritenour School District of St. Louis County, Missouri, General         No Opt. Call         AAA       $2,485,267
                 Obligation School Bonds, Series 1995, 7.375%, 2/01/12

    1,500,000   Francis Howell School District, St. Charles County, Missouri,           No Opt. Call         AAA        1,819,605
                 General Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08

    1,000,000   School District of the City of St. Charles, Missouri, General            3/06 at 100          AA        1,050,470
                 Obligation Bonds (Missouri Direct Deposit Program), Series 1996A,
                 5.625%, 3/01/14

    1,395,000   The Board of Education of the City of St. Louis, Missouri,              No Opt. Call         AAA        1,760,141
                 General Obligation School Refunding Bonds, Series 1993A,
                 8.500%, 4/01/07

      625,000   Reorganized School District No. R-IV of Stone County, Reeds             No Opt. Call         AAA          785,200
                 Spring, Missouri, General Obligation School Building Refunding
                 and Improvement Bonds, Series 1995, 7.600%, 3/01/10


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.3%

    1,000,000   Fort Zumwalt School District Improvement Corporation, Leasehold          3/07 at 100         Aaa        1,034,400
                 Revenue Bonds, Fort Zumwalt S.D., St. Charles County, Series 1997,
                 5.600%, 3/01/17

    1,000,000   Land Clearance for Redevelopment Authority, of Kansas City, Missouri,   12/05 at 102         AAA        1,063,690
                 Lease Revenue Bonds (Municipal  Auditorium and Muehlebach
                 Hotel Redevelopment Project), Series 1995A, 5.900%, 12/01/18

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue          1/06 at 101         AAA        1,056,610
                 Capital Improvement Bonds, Kansas City, Missouri, Lessee,
                 Series 1996B, 5.700%, 1/15/13

    1,500,000   St. Louis Municipal Finance Corporation, Leasehold Revenue               7/03 at 102          A1        1,563,300
                 Refunding Bonds, 5.850%, 7/15/09

    1,800,000   St. Louis Municipal Finance Corporation City of St. Louis,               2/06 at 102         AAA        1,926,414
                 Missouri, City Justice Center, Leasehold Revenue Improvement
                 Bonds, Series 1996A, 5.750%, 2/15/11


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.0%

    1,500,000   City of Kansas City, Missouri, General Improvement Airport               9/04 at 101         AAA        1,676,400
                 Revenue Bonds, Series 1994A, 6.900%, 9/01/11
                 (Alternative Minimum Tax)

    1,000,000   The City of St. Louis, Missouri, Airport Revenue Bonds                  No Opt. Call         AAA        1,099,730
                 Series 1997B (1997 Capital Improvement Program), Lambert-
                 St. Louis International Airport, 6.000%, 7/01/12
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.0%

      675,000   Health and Educational Facilities Authority of the State of              2/06 at 102     BBB+***          765,173
                 Missouri, Health Facilities Revenue Bonds (Lake of the Ozarks
                 General Hospital Inc.), Series 1996, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/06)

    1,290,000   Health and Educational Facilities Authority of the State of              6/00 at 102         AAA        1,363,272
                 Missouri, Health Facilities Revenue Bonds (SSM Health Care
                 Obligated Group Projects), Series 1990B, 7.000%, 6/01/15

    1,500,000   Certificates of Receipt, Series 1993, St. Louis County,                 No Opt. Call         AAA        1,582,800
                 Missouri, GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1989A (Escrowed with United States Governmental
                 Obligations), 5.650%, 7/01/20 (Alternative Minimum Tax)

    1,275,000   St. Louis Municipal Finance Corporation, City of St. Louis,              2/05 at 100         AAA        1,406,797
                 Missouri, Leasehold Revenue Improvement and Refunding Bonds,
                 Series 1992, 6.250%, 2/15/12 (Pre-refunded to 2/15/05)


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.6%

    1,225,000   State Environmental Improvement and Energy Resources                     1/05 at 102         Aa1        1,442,928
                 Authority (State of Missouri), Water Pollution Control Revenue
                 Bonds (State Revolving Fund Program - City of Kansas City Project),
                 Series 1995B, 7.750%, 1/01/08

    1,000,000   State Environmental Improvement and Energy Resources                     7/04 at 102         AAA        1,070,360
                 Authority (State of Missouri), Water Pollution Control Revenue
                 Bonds (State Revolving Fund Program - City of Branson Project),
                 Series 1995A, 6.050%, 7/01/16

    1,000,000   State Environmental Improvement and Energy Resources                     1/06 at 101         Aa1        1,057,229
                 Authority (State of Missouri), Water Pollution Control
                 Revenue Bonds (State Revolving Fund Program - Multiple
                 Participant Series), Series 1996D, 5.875%, 1/01/15

      350,000   State Environmental Improvement and Energy Resources                    No Opt. Call         Aa1          413,370
                 Authority (State of Missouri), Water Pollution Control Revenue
                 Bonds (State Revolving Fund Program - City of Kansas City Project),
                 Series 1997C, 6.750%, 1/01/12

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   1,000,000   Public Water Supply District No. 2 of St. Charles County,               12/09 at 100         Aaa       $  976,559
                 Missouri, Insured Certificates of Participation, Series 1999B,
                 5.100%, 12/01/25
---------------------------------------------------------------------------------------------------------------------------------

$  42,335,000   Total Investments - (cost $43,387,586) - 98.2%                                                         45,754,676
=============
                Other Assets Less Liabilities - 1.8%                                                                      847,929
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $46,602,605
                =================================================================================================================

          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                           Portfolio of Investments
                           Nuveen Washington Premium Income Municipal Fund (NPW)
                           May 31, 1999
    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.0%

$   1,000,000   University of Washington, Housing and Dining System Revenue             12/06 at 102         AAA       $  998,890
                 Refunding Bonds, Junior Lien Series 1996, 5.125%, 12/01/15

    1,400,000   Washington State University, Housing and Dining System Revenue          10/04 at 101         AAA        1,535,044
                 and Refunding Bonds, Series 1994, 6.375%, 10/01/18

       65,000   Western Washington University, Housing and Dining System                10/02 at 101         AAA           69,874
                 Revenue Bonds, Series 1992, 6.375%, 10/01/22


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.7%

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds,              8/04 at 102         AA-        1,026,250
                 Series 1993A (The Heart Institute of Spokane), 5.800%, 8/15/18

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds,             10/02 at 102         AAA        2,174,180
                 Series 1992 (The Children's Hospital and Medical Center, Seattle),
                 6.125%, 10/01/13

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds,              8/08 at 102          AA        1,876,140
                 Series 1998 (Highline Community Hospital), 5.000%, 8/15/21

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds,              8/13 at 102         AAA          940,760
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.0%

    2,000,000   Housing Authority of the County of King Washington, Housing              5/05 at 100         AA+        2,086,920
                 Revenue Bonds, Series 1995 (Woodridge Park Project),
                 6.350%, 5/01/25 (Alternative Minimum Tax)

      960,000   Washington State Housing Finance Commission, Multifamily                 1/00 at 102         AAA          990,538
                 Mortgage Revenue Bonds (GNMA Mortgage Backed Securities
                 Program), Series 1989A, 7.700%, 7/01/32
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.3%

    1,565,000   Washington State Housing Finance Commission, Single-Family              No Opt. Call         AAA        1,709,403
                 Mortgage Revenue Bonds (Mortgage  Backed Securities Program),
                 Series 1992D-1, 6.150%, 1/01/26 (Alternative Minimum Tax)

      470,000   Washington State Housing Finance Commission, Single Family               6/07 at 102         Aaa          493,383
                 Program Bonds, 1997 Series 2A, 6.050%, 12/01/16


---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.5%

    1,640,000   Housing Authority of Skagit County, Low-Income Housing                  11/04 at 104         AAA        1,788,748
                 Assistance Revenue Bonds, Series 1993 (GNMA Collateralized
                 Mortgage Loan - Sea Mar Project), 7.000%, 6/20/35


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 21.6%

    1,655,000   City of Everett, Washington, Limited Tax General Obligation              9/07 at 100         Aaa        1,641,313
                 Bonds, Series 1997, 5.125%, 9/01/17

    1,000,000   Federal Way School District No. 210, King County, Washington,           No Opt. Call         AAA        1,092,070
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.750%, 12/01/12

    1,360,000   Tacoma School District No. 409, King County, Washington,                No Opt. Call         Aaa        1,516,414
                 Unlimited Tax General Obligation Improvement and Refunding
                 Bonds, Series 1997, 6.000%, 12/01/10

    1,000,000   Peninsula School District No. 401, Pierce County, Washington,           No Opt. Call         AAA        1,070,670
                 Unlimited Tax General Obligation Refunding Bonds, Series 1993,
                 5.500%, 12/01/08

    1,000,000   The City of Renton, Washington, Limited Tax General Obligation           6/07 at 100         AAA        1,049,330
                 Bonds, General Purpose/Public Improvement Bonds,
                 Series 1997B, 5.750%, 12/01/17

    1,500,000   Mukilteo School District No. 6, Snohomish County, Washington,           No Opt. Call         AAA        1,635,390
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$     500,000   Edmonds School District No. 15, Snohomish County, Washington,           No Opt. Call         AA-       $  572,710
                 Unlimited Tax General Obligation Bonds, Series 1994,
                 6.500%, 12/01/08

      980,000   Central Valley School District No.356, Spokane County, Washington,      No Opt. Call         AAA          419,254
                 Unlimited Tax Deferred Interest General Obligation Bonds,
                 Series 1998B, 0.000%, 12/01/15

    2,000,000   State of Washington, General Obligation Bonds, Series 1994B,             5/04 at 100         AA+        2,119,800
                 6.000%, 5/01/19


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.6%

                Seattle Indian Services Commission, Special Obligation Bonds,
                Series 1994:
    1,000,000    6.000%, 11/01/16                                                       11/04 at 100         AA+        1,067,740
      750,000    6.150%, 11/01/24                                                       11/04 at 100         AA+          808,688


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.9%

    1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A,                9/06 at 101         AAA        1,324,492
                 5.500%, 9/01/21

    1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General        No Opt. Call         AAA        1,090,520
                 Obligation Bonds, 1994 Series B, 6.000%, 12/01/04
                 (Alternative Minimum Tax)

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds,                      8/08 at 102        BBB-        1,646,056
                 Series 1998 (River Park Square Project), 5.600%, 8/01/19


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.5%

    1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,               12/00 at 100      AA-***        1,037,100
                 6.000%, 12/01/14 (Pre-refunded to 12/01/00)

      900,000   City of Richland, Washington, Water and Sewer Improvement                4/03 at 101         AAA          960,444
                 Revenue Bonds, Series 1993, 5.625%, 4/01/12
                 (Pre-refunded to 4/01/03)

    1,250,000   Washington Health Care Facilities Authority, Revenue Refunding           7/02 at 102         AAA        1,371,013
                 Bonds, Series 1992 (Franciscan Health System/Saint Clare
                 Hospital, Tacoma), 6.625%, 7/01/20 (Pre-refunded to 7/01/02)

    1,400,000   Washington Health Care Facilities Authority, Revenue Bonds,             11/02 at 102         AAA        1,533,070
                 Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 14.3%

    1,100,000   Public Utility District No. 1 of Klickitat County, Washington,          10/05 at 101         AAA        1,144,847
                 Electric Revenue Bonds, Series 1995, 5.650%, 10/01/15

    1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric       10/03 at 102         Aa1        1,016,220
                 Project, Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/22

    1,000,000   City of Seattle, Washington, Municipal Light and Power Revenue          10/06 at 102         AAA        1,032,180
                 Bonds, 5.625%, 10/01/21

      500,000   The City of Seattle, Washington, Municipal Light and Power               8/02 at 102          AA          529,160
                 Revenue Bonds, Series 1992A, 5.750%, 8/01/12

    1,385,000   Public Utility District No. 1 of Snohomish County, Washington,           1/04 at 102          A+        1,451,757
                 Generation System Revenue Bonds, Series 1993B,
                 5.750%, 1/01/09 (Alternative Minimum Tax)

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/03 at 102         AAA        1,030,870
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 3,           No Opt. Call         Aa1        1,170,350
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 11.4%

    1,050,000   City of Bellevue, King County, Washington, Water and Sewer               7/04 at 100         Aa2        1,122,377
                 Revenue Refunding Bonds, 1994, 5.875%, 7/01/09

    1,035,000   Covington Water District, King County, Washington, Water                 3/05 at 100         AAA        1,104,852
                 Improvement and Refunding Revenue Bonds, 1995,
                 6.050%, 3/01/20

      800,000   Kitsap County, Washington, Sewer Revenue Bonds, Series 1996,             7/06 at 100         AAA          846,912
                 5.750%, 7/01/16

    Principal                                                                          Optional Call                       Market
       Amount   Description                                                              Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   1,200,000   Sammamish Plateau Water and Sewer District, King County,                12/06 at 100         AAA       $1,223,255
                 Washington, Water and Sewer Revenue Refunding Bonds, 1996,
                 5.500%, 12/01/16

      500,000   The City of Seattle, Washington, Water System and Refunding              6/03 at 101          AA          492,879
                 Revenue Bonds, Series 1993, 5.250%, 12/01/23

    1,000,000   Yakima-Tieton Irrigation District, Yakima County, Washington,            6/03 at 102         AAA        1,085,519
                 Refunding Revenue Bonds, Series 1992, 6.125%, 6/01/13
---------------------------------------------------------------------------------------------------------------------------------
$  48,940,000   Total Investments - (cost $48,065,509) - 98.8%                                                         50,897,382
=============
                Other Assets Less Liabilities - 1.2%                                                                      626,923
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $51,524,305
                =================================================================================================================


          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1999
                                                            Connecticut        Massachusetts            Missouri          Washington
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value
   (note 1)                                                $111,127,619         $100,287,934         $45,754,676         $50,897,382
Cash                                                            853,586              631,067             277,558                  --
Receivables:
   Interest                                                   1,893,636            1,804,246             776,635             912,759
   Investments sold                                              70,359               10,000              10,181               5,000
Other assets                                                     14,539               12,848               2,846               1,282
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          113,959,739          102,746,095          46,821,896          51,816,423
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                      --                   --                  --              40,535
Accrued expenses:
   Management fees (note 6)                                      62,893               56,675              25,833              28,568
   Other                                                         69,755               66,837              49,260              66,064
Preferred share dividends payable                                 8,395                7,453               5,258               6,148
Common share dividends payable                                  353,917              327,055             138,940             150,803
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         494,960              458,020             219,291             292,118
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $113,464,779         $102,288,075         $46,602,605         $51,524,305
====================================================================================================================================

Preferred shares, at liquidation value                     $ 38,300,000         $ 34,000,000         $16,000,000         $17,000,000
====================================================================================================================================

Preferred shares outstanding                                      1,532                1,360                 640                 680
====================================================================================================================================

Common shares outstanding                                     5,205,565            4,639,787           2,154,389           2,320,051
====================================================================================================================================

Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                              $      14.44         $      14.72         $     14.20         $     14.88
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 1999
                                                           Connecticut        Massachusetts            Missouri          Washington
Investment Income (note 1)                                  $6,204,897           $5,682,192          $2,545,658          $2,831,835
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                       744,188              672,793             306,951             339,676
Preferred shares - auction fees                                 95,750               85,001              40,000              42,501
Preferred shares - dividend disbursing agent fees               10,001               10,001              10,001              10,001
Shareholders' servicing agent fees and expenses                 15,999                8,218               7,125               2,955
Custodian's fees and expenses                                   51,174               41,803              33,998              33,877
Trustees' fees and expenses (note 6)                             1,069                  971                 445                 489
Professional fees                                               17,272               17,247              17,093              17,108
Shareholders' reports - printing and mailing expenses           34,932               38,078              21,390              20,824
Stock exchange listing fees                                     16,250               16,217               1,997               2,168
Investor relations expense                                      10,129                8,661               4,387               4,190
Other expenses                                                   9,346                8,986               6,614               6,719
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   1,006,110              907,976             450,001             480,508
  Custodian fee credit (note 1)                                (12,521)              (4,299)             (2,225)             (1,279)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                   993,589              903,677             447,776             479,229
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        5,211,308            4,778,515           2,097,882           2,352,606
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions
   (notes 1 and 4)                                             179,160               62,570             144,162             147,567
Net change in unrealized appreciation or
   depreciation of investments                                (546,826)            (862,463)           (635,348)           (556,144)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                              (367,666)            (799,893)           (491,186)           (408,577)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $4,843,642           $3,978,622          $1,606,696          $1,944,029
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                      Connecticut                              Massachusetts
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                               5/31/99              5/31/98             5/31/99             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 5,211,308          $ 5,159,370         $ 4,778,515         $ 4,891,388
Net realized gain from investment transactions
   (notes 1 and 4)                                             179,160              422,013              62,570             671,439
Net change in unrealized appreciation or
   depreciation of investments                                (546,826)           4,143,106            (862,463)          3,102,632
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   4,843,642            9,724,489           3,978,622           8,665,459
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (4,152,776)          (4,108,452)         (3,943,214)         (3,905,877)
   Preferred shareholders                                   (1,019,710)          (1,169,485)           (935,926)         (1,096,311)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (5,172,486)          (5,277,937)         (4,879,140)         (5,002,188)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                            409,551              413,844             252,623             266,611
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           80,707            4,860,396            (647,895)          3,929,882
Net assets at the beginning of year                        113,384,072          108,523,676         102,935,970          99,006,088
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $113,464,779         $113,384,072        $102,288,075        $102,935,970
===================================================================================================================================
Balance of undistributed net investment income
   at the end of year                                     $    322,925         $    284,103        $    113,603        $    214,228
===================================================================================================================================
                                                                       Missouri                                 Washington
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                               5/31/99              5/31/98             5/31/99             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 2,097,882          $ 2,134,126         $ 2,352,606         $ 2,368,345
Net realized gain from investment transactions
   (notes 1 and 4)                                             144,162              380,799             147,567              94,941
Net change in unrealized appreciation or
   depreciation of investments                                (635,348)           1,267,040            (556,144)          2,195,317
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   1,606,696            3,781,965           1,944,029           4,658,603
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (1,643,003)          (1,629,870)         (1,800,360)         (1,753,958)
   Preferred shareholders                                     (477,251)            (526,508)           (567,459)           (596,423)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (2,120,254)          (2,156,378)         (2,367,819)         (2,350,381)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                            180,843               85,411                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         (332,715)           1,710,998            (423,790)          2,308,222
Net assets at the beginning of year                         46,935,320           45,224,322          51,948,095          49,639,873
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $46,602,605          $46,935,320         $51,524,305         $51,948,095
-----------------------------------------------------------------------------------------------------------------------------------

Balance of undistributed net investment income
   at the end of year                                      $   134,510          $   156,882         $    90,415         $   105,628
-----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Missouri Premium Income Municipal Fund (NOM) and Nuveen Washington Premium Income Municipal Fund (NPW). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri and Washington are traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, there were no such outstanding purchase commitments in any of the Funds.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:


                              Connecticut  Massachusetts   Missouri   Washington
--------------------------------------------------------------------------------
Number of Shares:
   Series Th                        1,532        1,360          640          680
================================================================================


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.


Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


2. Fund Shares
Transactions in Common shares were as follows:
                                      Connecticut              Massachusetts
--------------------------------------------------------------------------------
                                Year Ended   Year Ended   Year Ended  Year Ended
                                   5/31/99      5/31/98      5/31/99     5/31/98
================================================================================
Shares issued to shareholders
   due to reinvestment of
   distributions                    25,373       27,446      15,263       17,254
--------------------------------------------------------------------------------


                                        Missouri                 Washington
--------------------------------------------------------------------------------
                                Year Ended   Year Ended   Year Ended  Year Ended
                                   5/31/99      5/31/98      5/31/99     5/31/98
--------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                    11,929        5,923          --           --
================================================================================


3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 15, 1999, as follows:

                              Connecticut   Massachusetts   Missouri  Washington
--------------------------------------------------------------------------------
Dividend per share                 $.0680          $.0705     $.0645      $.0650
================================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                     Connecticut Massachusetts      Missouri    Washington
------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities    $ 8,421,473   $11,751,705   $ 4,975,969   $ 3,051,276
   Short-term municipal securities     6,500,000    14,350,000     3,300,000       300,000
Sales and Maturities:
   Long-term municipal securities      8,747,905    11,250,590     4,544,519     2,759,045
   Short-term municipal securities     6,500,000    14,650,000     3,600,000       500,000
==========================================================================================


At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                           Connecticut  Massachusetts     Missouri    Washington
--------------------------------------------------------------------------------
Expiration year:
   2003                     $  715,734     $  552,941   $  804,913      $322,363
   2004                      1,105,901        945,779      708,417        70,082
   2005                        847,914        195,761           --            --
--------------------------------------------------------------------------------
Total                       $2,669,549     $1,694,481   $1,513,330      $392,445
================================================================================


5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                            Connecticut  Massachusetts    Missouri   Washington
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation              $5,674,457     $5,740,011  $2,471,155   $2,929,111
   depreciation                (249,796)      (161,308)   (104,065)     (97,238)
--------------------------------------------------------------------------------
Net unrealized appreciation  $5,424,661     $5,578,703  $2,367,090   $2,831,873
================================================================================


6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At May 31, 1999, net assets consisted of:
                                                                    Connecticut   Massachusetts        Missouri          Washington
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 38,300,000    $ 34,000,000    $ 16,000,000        $ 17,000,000
Common shares, $.01 par value per share                                  52,056          46,398          21,544              23,201
Paid-in surplus                                                      72,034,686      64,243,852      29,592,791          31,971,261
Balance of undistributed net investment income                          322,925         113,603         134,510              90,415
Accumulated net realized gain (loss) from investment transactions    (2,669,549)     (1,694,481)     (1,513,330)           (392,445)
Net unrealized appreciation of investments                            5,424,661       5,578,703       2,367,090           2,831,873
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $113,464,779    $102,288,075    $ 46,602,605        $ 51,524,305
===================================================================================================================================
Authorized shares:
   Common                                                             Unlimited       Unlimited       Unlimited           Unlimited
   Preferred                                                          Unlimited       Unlimited       Unlimited           Unlimited
===================================================================================================================================

                  Financial Highlights
                  Selected data for a Common share outstanding throughout each year is as follows:
                                                         Investment Operations
                                            ------------------------------------------------
                                                                  Net
                                                                  Realized/
                           Beginning        Net                   Unrealized
                           Net Asset        Investment            Investment
                           Value            Income                Gain (Loss)          Total
Connecticut
Year Ended 5/31:
    1999                   $14.49           $1.00                 $ (.05)              $ .95
    1998                    13.63            1.00                    .89                1.89
    1997                    12.99            1.00                    .60                1.60
    1996                    13.20             .98                   (.21)                .77
    1995                    12.45             .98                    .74                1.72
Massachusetts
Year Ended 5/31:
    1999                    14.91            1.02                   (.16)                .86
    1998                    14.11            1.06                    .83                1.89
    1997                    13.58            1.06                    .53                1.59
    1996                    13.76            1.05                   (.19)                .86
    1995                    12.90            1.04                    .84                1.88
Missouri
Year Ended 5/31:
    1999                    14.44             .97                   (.22)                .75
    1998                    13.68             .99                    .78                1.77
    1997                    13.11            1.00                    .55                1.55
    1996                    13.37             .96                   (.30)                .66
    1995                    12.35             .95                   1.02                1.97
Washington
Year Ended 5/31:
    1999                    15.06            1.01                  (.17)                 .84
    1998                    14.07            1.02                   .99                 2.01
    1997                    13.48            1.02                   .58                 1.60
    1996                    13.71            1.02                  (.23)                 .79
    1995                    12.97            1.01                   .77                 1.78
                                                                  Less Distributions
                           ----------------------------------------------------------------------------------------
                           Net              Net
                           Investment       Investment            Capital              Capital
                           Income           Income                Gains                Gains
                           To Common        To Preferred          To Common            To Preferred
                           Shareholders     Shareholders+         Shareholders         Shareholders+        Total
Connecticut
Year Ended 5/31:
    1999                   $(.80)           $(.20)                $--                  $--                  $(1.00)
    1998                    (.80)            (.23)                 --                   --                   (1.03)
    1997                    (.76)            (.20)                 --                   --                    (.96)
    1996                    (.73)            (.25)                 --                   --                    (.98)
    1995                    (.74)            (.23)                 --                   --                    (.97)
Massachusetts
Year Ended 5/31:
    1999                    (.85)            (.20)                 --                   --                   (1.05)
    1998                    (.85)            (.24)                 --                   --                   (1.09)
    1997                    (.84)            (.22)                 --                   --                   (1.06)
    1996                    (.80)            (.24)                 --                   --                   (1.04)
    1995                    (.78)            (.24)                 --                   --                   (1.02)
Missouri
Year Ended 5/31:
    1999                    (.77)            (.22)                 --                   --                    (.99)
    1998                    (.76)            (.25)                 --                   --                   (1.01)
    1997                    (.73)            (.25)                 --                   --                    (.98)
    1996                    (.67)            (.25)                 --                   --                    (.92)
    1995                    (.69)            (.26)                 --                   --                    (.95)
Washington
Year Ended 5/31:
    1999                    (.78)            (.24)                 --                   --                   (1.02)
    1998                    (.76)            (.26)                 --                   --                   (1.02)
    1997                    (.75)            (.26)                 --                   --                   (1.01)
    1996                    (.74)            (.28)                 --                   --                   (1.02)
    1995                    (.77)            (.27)                 --                   --                   (1.04)
                                                                         Total Returns
                                                                  --------------------------
                                                                                       Based
                           Ending                                 Based                on
                           Net              Ending                on                   Net
                           Asset            Market                Market               Asset
                           Value            Value                 Value*               Value*
Connecticut
Year Ended 5/31:
    1999                   $14.44           $16.7500              13.50%                5.22%
    1998                    14.49            15.5000              15.61                12.39
    1997                    13.63            14.1250               9.58                11.01
    1996                    12.99            13.6250              14.06                 3.97
    1995                    13.20            12.6250               2.22                12.74
Massachusetts
Year Ended 5/31:
    1999                    14.72            16.0625               2.48                 4.47
    1998                    14.91            16.5000              18.08                11.91
    1997                    14.11            14.7500              13.76                10.28
    1996                    13.58            13.7500               8.99                 4.55
    1995                    13.76            13.3750              14.12                13.58
Missouri
Year Ended 5/31:
    1999                    14.20            14.1875               5.24                 3.64
    1998                    14.44            14.1875              14.53                11.31
    1997                    13.68            13.0625              10.53                10.09
    1996                    13.11            12.5000              10.07                 3.09
    1995                    13.37            12.0000               6.13                14.74
Washington
Year Ended 5/31:
    1999                   14.88            13.4375                4.10                 3.97
    1998                   15.06            13.6250               15.26                12.64
    1997                   14.07            12.5000               12.94                10.16
    1996                   13.48            11.7500                7.44                 3.75
    1995                   13.71            11.6250                 .41                12.36
                                                                     Ratios/Supplemental Data
                           --------------------------------------------------------------------------------------------
                                                                         Before Credit
                                            ---------------------------------------------------------------------------
                                                                  Ratio of Net                             Ratio of Net
                                            Ratio of              Investment           Ratio of            Investment
                                            Expenses              Income to            Expenses            Income to
                                            to Average            Average              to Average          Average
                           Ending           Net Assets            Net Assets           Total               Total
                           Net              Applicable            Applicable           Net Assets          Net Assets
                           Assets           to Common             to Common            Including           Including
                           (000)            Shares++              Shares++             Preferred++         Preferred++
Connecticut
Year Ended 5/31:
    1999                   $113,465         1.32%                 6.82%                 .88%               4.54%
    1998                    113,384         1.33                  7.02                  .88                4.61
    1997                    108,524         1.38                  7.46                  .89                4.79
    1996                    104,928         1.40                  7.37                  .89                4.71
    1995                    105,851         1.49                  8.09                  .92                4.99
Massachusetts
Year Ended 5/31:
    1999                    102,288         1.31                  6.87                  .88                4.61
    1998                    102,936         1.31                  7.22                  .88                4.81
    1997                     99,006         1.34                  7.63                  .88                4.99
    1996                     96,303         1.35                  7.61                  .88                4.95
    1995                     97,071         1.49                  8.28                  .94                5.20
Missouri
Year Ended 5/31:
    1999                     46,603         1.44                  6.71                  .95                4.44
    1998                     46,935         1.47                  7.03                  .97                4.60
    1997                     45,224         1.54                  7.38                  .99                4.74
    1996                     44,014         1.57                  7.13                 1.01                4.57
    1995                     44,566         1.75                  7.88                 1.08                4.86
Washington
Year Ended 5/31:
    1999                     51,524         1.36                  6.67                  .92                4.50
    1998                     51,948         1.36                  6.92                  .91                4.62
    1997                     49,640         1.43                  7.38                  .94                4.83
    1996                     48,266         1.44                  7.37                  .94                4.81
    1995                     48,812         1.64                  7.97                 1.04                5.04
                                                      Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------
                                                      After Credit**
                           -------------------------------------------------------------------------
                                            Ratio of Net                                Ratio of Net
                           Ratio of         Investment            Ratio of              Investment
                           Expenses         Income to             Expenses              Income to
                           to Average       Average               to Average            Average
                           Net Assets       Net Assets            Total                 Total
                           Applicable       Applicable            Net Assets            Net Assets         Portfolio
                           to Common        to Common             Including             Including          Turnover
                           Shares++         Shares++              Preferred++           Preferred++        Rate
Connecticut
Year Ended 5/31:
    1999                   1.30%            6.84%                  .87%                 4.55%               7%
    1998                   1.33             7.02                   .88                  4.61               13
    1997                   1.38             7.46                   .89                  4.79               18
    1996                   1.40             7.37                   .89                  4.71               15
    1995                   1.49             8.09                   .92                  4.99               18
Massachusetts
Year Ended 5/31:
    1999                   1.30             6.88                   .87                  4.62               11
    1998                   1.31             7.22                   .88                  4.81               17
    1997                   1.34             7.63                   .88                  4.99               22
    1996                   1.35             7.61                   .88                  4.95               18
    1995                   1.49             8.28                   .94                  5.20               29
Missouri
Year Ended 5/31:
    1999                   1.43             6.72                   .95                  4.44               10
    1998                   1.47             7.03                   .97                  4.60               25
    1997                   1.54             7.38                   .99                  4.74               36
    1996                   1.57             7.13                  1.01                  4.57               34
    1995                   1.75             7.88                  1.08                  4.86               34
Washington
Year Ended 5/31:
    1999                   1.36             6.67                   .92                  4.50                5
    1998                   1.36             6.92                   .91                  4.62               10
    1997                   1.43             7.38                   .94                  4.83               11
    1996                   1.44             7.37                   .94                  4.81               20
    1995                   1.64             7.97                  1.04                  5.04               16


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically
Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

The Board of Trustees of your Fund recently modified certain investment policies of the Fund.
The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



LOGO:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



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